SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                        Date of Report: November 18, 1997

                           Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                        71-0628061
(State of Incorporation)                    (I.R.S. Employee Identification No.)

   415 East 151st Street
   East Chicago, Indiana                                        46312
(address of principle executive office)                       (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261

Item 5.    Other Events

On November 11, 1997, the Corporation issued 120,000 shares under rule 144 as incentives to employees.

Item 9.  Issuance of Equity Securities pursuant to regulation S

On November 11, 1997, as conversion of debt to equity, the Corporation issued 728,000 shares under regulation S.

On November 11, 1997, under a subscription agreement, the Corporation issued 916,668 shares under Regulation S in consideration of $70,000.

Signed

/s/

Roy Pearce
Company Secretary